Exhibit 99.1
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▪▪ 2,737 2,666 2,721 2,263 2,660 2,413 2,569 2,668 2,743 2,364 2,281 2,275 2,158 2,202 2,238 1,949 1,947 1,901 1,020 1,050 1,074 1,049 1,150 1,250 1,879 2,016 2,271 2,306 2,769 2,973 10,363 10,602 11,047 10,052 10,807 10,812 0 2,000 4,000 6,000 8,000 10,000 12,000 Dec'22 Jan'23 Feb'23 Mar'23 Jun'23 Sep'23 Non-interest Bearing Interest Bearing Money Market Savings CDs

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California, $785 , 82% Florida, $108 , 11% Texas, $2 , 0% Hawaii, $28 , 3% Nevada, $10 , 1% Other, $28 , 3% California, $4,586 , 87% Florida, $97 , 2% Texas, $226 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $294 , 6% California, $223 , 36% Florida, $353 , 58% Texas, $22 , 4% Hawaii, $1 , 0% Nevada, $3 , 1% Other, $9 , 1% ▪ ▪

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Exposure by Top 10 Counties (000s) % Los Angeles 2,681,261 51.17% Orange 445,175 8.50% San Diego 385,968 7.37% San Francisco 250,560 4.78% Alameda 224,918 4.29% Santa Clara 149,880 2.86% Maricopa 146,157 2.79% Sacramento 104,297 1.99% Bexar 96,804 1.85% San Mateo 80,284 1.53% SUBTOTAL 4,565,305 87.1% Portfolio Total 5,240,385 100.0% ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ California, $4,586 , 87% Florida, $97 , 2% Texas, $226 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $294 , 6%

Average Charge off Rate (2009 - 12.31.22) Multifamily 0.19% Single Family 0.23% NOO CRE 0.30% Commercial and Industrial 0.70%

California, $2,709 , 32% Florida, $1,593 , 19% Texas, $203 , 3% Hawaii, $271 , 3% Nevada, $79 , 1% Other, $3,545 , 42% California, $2,482 , 44% Florida, $1,272 , 23% Texas, $760 , 13% Hawaii, $217 , 4% Nevada, $36 , 1% Other, $876 , 15% ▪ ▪

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Total noninterest expense $ 127,075 $ 129,594 $ 125,778 $ 148,086 $ 216,589 $ 156,765 $ 396,310 Less: Amortization of intangible assets expense (2,043) (2,291) (1,895) (1,579) (1,914) (1,459) (1,247) (Less)/Plus: Merger-related expense (3,794) - - (2,606) 36 35 - Less: Professional service costs - - - - (971) - (1,374) Less: Severance costs - - - - - - (748) Less: Goodwill impairment - - - - - - (215,252) Plus: Incentive compensation reversal - - - - 4,150 - - Plus: Stock compensation reversal - - - - - - 1,118 Plus: FDIC insurance expense refund - - - - - - 724 Adjusted Noninterest expense $ 121,238 $ 127,303 $ 123,883 $ 143,901 $ 217,890 $ 155,341 $ 179,531 Net interest income $ 155,610 $ 169,954 $ 196,644 $ 233,284 $ 318,690 $ 243,971 $ 159,812 Plus: Total noninterest income 35,771 41,776 54,647 70,453 48,234 41,011 35,475 Plus: Valuation loss on equity investment - - - - 6,250 - - Less: Net gain (loss) from other real estate owned - (742) - - - - - Less: Net gain (loss) from securities - 316 - - - - - Less: Net gain on other equity investments - - - (1,069) - - - Less: Net gain on sale-leaseback - - - - (1,111) (1,111) - Adjusted Revenue $ 191,381 $ 211,304 $ 251,291 $ 302,668 $ 372,063 $ 283,871 $ 195,287 Efficiency Ratio 63.3% 60.2% 49.3% 47.5% 58.6% 54.7% 91.9%

Noninterest Expense to Average Assets Ratio Total noninterest expense $ 31,488 $ 32,440 $ 40,101 $ 42,032 $ 53,571 $ 52,915 $ 51,645 $ 265,952 $ 57,988 Less: Amortization of intangible assets expense (372) (365) (509) (491) (459) (454) (434) (419) (393) (Less)/Plus: Merger-related expense (384) (1,056) 36 - - - - - - Less: Professional service costs - - - - - (971) (782) (342) (250) Less: Severance costs - - - - - - (468) (280) - Less: Goodwill impairment - - - - - - - (215,252) - Plus: Bonus accrual adjustment - - - - - 2,850 - - - Plus: Stock compensation reversal - - - - - - 1,118 - - Plus: FDIC insurance expense refund - - - - - - 724 - - Adjusted Noninterest expense $ 30,732 $ 31,019 $ 39,628 $ 41,541 $ 53,112 $ 54,340 $ 51,803 $ 49,659 $ 57,345 Less: Customer service expense (2,512) (2,140) (1,788) (4,611) (13,560) (18,219) (16,715) (19,004) (24,682) Adjusted Noninterest expense exc. customer service expense $ 28,220 $ 28,879 $ 37,840 $ 36,930 $ 39,552 $ 36,121 $ 35,088 $ 30,655 $ 32,663 Average Assets 7,922,934 8,088,622 10,391,150 10,720,238 11,757,962 12,680,435 13,220,269 13,388,980 12,882,518 Noninterest Expense to Average Assets Ratio 1.55% 1.53% 1.53% 1.55% 1.81% 1.71% 1.57% 1.48% 1.78% Noninterest Expense exc. Customer Service Expense 1.42% 1.43% 1.46% 1.38% 1.35% 1.14% 1.06% 0.92% 1.01% to Average Assets Ratio

Unaudited Shareholders' equity $ 559,184 $ 613,869 $ 695,711 $ 1,064,051 $ 1,134,378 $ 919,207 Less: Goodwill and intangible assets 99,482 97,191 95,296 222,125 221,835 5,337 Tangible Common Equity $ 459,702 $ 516,678 $ 600,415 $ 841,926 $ 912,543 $ 913,870 Total assets $ 5,840,412 $ 6,314,436 $ 6,957,160 $ 10,196,204 $ 13,014,179 $ 13,051,564 Less: Goodwill and intangible assets 99,482 97,191 95,296 222,125 221,835 5,337 Tangible assets $ 5,740,930 $ 6,217,245 $ 6,861,864 $ 9,974,079 $ 12,792,344 $ 13,046,227 Equity to Asset Ratio 9.57% 9.72% 10.00% 10.44% 8.72% 7.04% Tangible Common Equity Ratio 8.01% 8.31% 8.75% 8.44% 7.13% 7.00% Book value per share $12.57 $13.74 $15.58 $18.86 $20.14 $16.29 Tangible book value per share $10.33 $11.57 $13.44 $14.92 $16.20 $16.19 Basic common shares outstanding 44,496,007 44,670,743 44,667,650 56,432,070 56,325,242 56,443,774 Adjusted net income available to common shareholders $ 44,408 $ 57,866 $ 85,714 $ 110,632 $ 114,061 $ 14,739 Average basic common shares outstanding 42,092,361 44,617,361 44,639,430 45,272,183 56,422,450 56,443,539 Average diluted common shares outstanding 42,567,108 44,911,265 44,900,805 45,459,540 56,490,060 56,449,720 Earnings per share (basic) $1.02 $1.26 $1.89 $2.42 $1.96 ($3.57) Earnings per share (diluted) $1.01 $1.25 $1.88 $2.41 $1.96 ($3.57) Adjusted earnings per share (basic) $1.06 $1.30 $1.92 $2.44 $2.02 $0.26 Adjusted earnings per share (diluted) $1.04 $1.29 $1.91 $2.43 $2.02 $0.26